UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 8, 2021

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

EPAM Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 8, 2021 (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the stockholders of the Company approved the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The 2021 ESPP became effective on the date of the 2021 Annual Meeting. The maximum number of shares of the Company’s common stock that may be issued under the 2021 ESPP will be 900,000 shares. A description of the 2021 ESPP was set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2021 (the “Proxy Statement”) in the section titled “Proposal 5: Approval of the EPAM Systems, Inc. 2021 Employee Stock Purchase Plan.” The descriptions of the 2021 ESPP contained herein and in the Proxy Statement are qualified in their entirety by reference to the 2021 ESPP, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders
As of the April 12, 2021 record date, a total of 56,393,524 shares of the Company’s common stock were entitled to vote on matters presented to stockholders at the 2021 Annual Meeting. The proposals presented at the 2021 Annual Meeting are described in detail in the Proxy Statement. The following is a summary of the final voting results for each matter.
Election of Directors
The Company’s stockholders voted to elect Arkadiy Dobkin and Robert E. Segert to serve as Class III directors, holding office for a three-year term until the annual meeting of stockholders in 2024, or until their successors are elected and qualified. Votes cast were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arkadiy Dobkin	46,860,869	1,480,182	3,888,127
Robert E. Segert	45,541,191	2,799,860	3,888,127
Ratification of Appointment of Independent Auditors
Stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,967,608	250,981	10,589	—
Advisory Vote to Approve Executive Compensation
The Company’s stockholders voted, on an advisory basis, to approve the compensation for the Company’s named executive officers for the fiscal year ended December 31, 2020 as disclosed in the Company’s Proxy Statement. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,712,038	2,930,361	698,651	3,888,127

Advisory Vote to Determine Frequency of Approval of Executive Compensation

The Company’s stockholders voted, on an advisory basis, to determine the frequency of future advisory votes on executive compensation. Votes cast were as follows:

Votes For Every Year	Votes For Every Two Years	Votes For Every Three Years	Abstain
48,069,034	7,877	251,543	12,597

After considering the stockholder vote on this proposal at the 2021 Annual Meeting, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

EPAM Systems, Inc. 2021 ESPP

The 2021 ESPP was approved by the Company’s stockholders. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,209,918	125,015	6,118	3,888,127

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1 EPAM Systems, Inc. 2021 Employee Stock Purchase Plan
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAM SYSTEMS, INC.

Date: June 10, 2021	By:	/s/ Edward F. Rockwell
Name: Edward F. Rockwell
Title: SVP, General Counsel and Corporate Secretary